Divestitures and Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Revenues and Earnings (losses) of Businesses Included in Discontinued Operations
The earnings (losses) of the businesses included in discontinued operations for the periods presented were as follows:

Earnings (loss) from discontinued operations net of tax:	2017	2016	2015
eCas business line	$—	$—	$(4)
Participacoes operations	—	1	(3)
Total discontinued operations	$—	$1	$(7)